Statements of cash flows_Details of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2020 KRW (₩)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 KRW (₩)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 KRW (₩)	Dec. 31, 2017 KRW (₩)
Cash and cash equivalents [Abstract]
Cash	₩ 1,611,282		₩ 1,957,997
Foreign currencies	514,565		625,999
Demand deposits	7,314,353		3,684,044
Fixed deposits	550,783		124,526
Total	₩ 9,990,983	$ 9,198,953	₩ 6,392,566	$ 5,885,799	₩ 6,747,894	₩ 6,908,286